Zevenbergen Innovative Growth Stock Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—97.5%
Communication Services—13.2%
Facebook, Inc. Class A(1)	45,100	$7,523
Netflix, Inc.(1)	29,350	11,021
Roku, Inc.(1)	6,800	595
Zillow Group, Inc. Class C(1)	115,000	4,142
		23,281

Consumer Discretionary—24.3%
Alibaba Group Holding Ltd. Sponsored ADR(1)	22,000	4,279
Amazon.com, Inc.(1)	5,475	10,675
Chegg, Inc.(1)	55,600	1,989
Chewy, Inc. Class A(1)	99,400	3,726
Luckin Coffee, Inc. ADR(1)	102,250	2,780
Lululemon Athletica, Inc.(1)	11,000	2,085
MercadoLibre, Inc.(1)	14,075	6,877
Shake Shack, Inc. Class A(1)	42,000	1,585
Tesla, Inc.(1)	16,800	8,803
		42,799

Financials—1.7%
Goosehead Insurance, Inc. Class A(1)	68,700	3,066
Health Care—15.5%
Adaptive Biotechnologies Corp.(1)	56,000	1,556
BioMarin Pharmaceutical, Inc.(1)	45,300	3,828
Exact Sciences Corp.(1)	127,800	7,412
Teladoc Health, Inc.(1)	76,250	11,820
Veeva Systems, Inc. Class A(1)	16,700	2,611
		27,227

Industrials—4.7%
CoStar Group, Inc.(1)	7,800	4,580
Uber Technologies, Inc.(1)	128,500	3,588
		8,168

	Shares	Value

Information Technology—38.1%
Adobe, Inc.(1)	16,400	$5,219
Coupa Software, Inc.(1)	15,000	2,096
NVIDIA Corp.	34,300	9,042
Okta, Inc.(1)	56,000	6,847
Paylocity Holding Corp.(1)	31,900	2,817
PayPal Holdings, Inc.(1)	56,000	5,361
RingCentral, Inc. Class A(1)	44,500	9,430
ServiceNow, Inc.(1)	22,700	6,505
Shopify, Inc. Class A(1)	23,600	9,840
Square, Inc. Class A(1)	40,100	2,100
Trade Desk, Inc. (The) Class A(1)	36,925	7,127
Zoom Video Communications, Inc. Class A(1)	4,000	584
		66,968

Total Common Stocks (Identified Cost $125,373)		171,509

Total Long-Term Investments—97.5% (Identified Cost $125,373)		171,509

Short-Term Investment—2.0%
Money Market Mutual Fund—2.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.290%)(2)	3,437,853	3,438
Total Short-Term Investment (Identified Cost $3,438)		3,438

TOTAL INVESTMENTS—99.5% (Identified Cost $128,811)		$174,947
Other assets and liabilities, net—0.5%		875
NET ASSETS—100.0%		$175,822

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	85%
Canada	7
China	4
Argentina	4
Total Investments	100%
† % of total investments as of March 31, 2020.
The following table summarizes the market value of the Fund’s investments as of March 31, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$171,509	$171,509
Money Market Mutual Fund	3,438	3,438
Total Investments	$174,947	$174,947
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2020.
There were no transfers into or out of Level 3 related to securities held at March 31, 2020.
See Notes to Schedule of Investments

ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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